Exhibit 21




                                               SUBSIDIARIES
                                       THE PROMUS COMPANIES INCORPORATED

                                                      Jurisdiction          Percentage     Date of
                                                             of                 of         Incorpo-
Name                                                  Incorporation         Ownership      ration
- ----                                                  -------------         ---------     ---------
  Aster Insurance Ltd.                                     Bermuda             100%       02/06/90
  Embassy Suites, Inc.                                     Delaware            100%       08/08/83
     Buckleigh, Inc.                                       Delaware            100%       08/24/87
     Compass, Inc.                                         Tennessee           100%       11/16/94
     EJP Corporation                                       Delaware            100%       10/31/91
        Suite Life, Inc.                                   Delaware            100%       07/11/86
     Embassy Development Corporation                       Delaware            100%       08/24/87
     Embassy Equity Development Corporation                Delaware            100%       08/24/87
        Embassy Syracuse Development Corporation           Delaware            100%       03/06/91
        Southfield Hotel Management, Inc.                  Florida             100%       09/10/91
     Embassy Memphis Corporation                           Tennessee           100%       12/03/92
     Embassy Pacific Equity Corporation                    Delaware            100%       01/24/89
     Embassy Suites Club No. 1, Inc.                       Kansas              100%       01/19/84
     Embassy Suites Club No. Three, Inc.                   Louisiana           100%       11/03/94
     Embassy Suites Club No. Two, Inc.                     Texas                49%       03/13/84
     Embassy Suites De Mexico, S.A., De C.V.               Mexico               96%       08/01/90
     Embassy Suites (Isla Verde), Inc.                     Delaware            100%       12/21/93
     Embassy Suites (Puerto Rico), Inc.                    Delaware            100%       05/25/89
     Embassy Vacation Resorts, Inc.                        Delaware            100%       03/03/94
     EPAM Corporation                                      Delaware            100%       01/24/89
     ESI-Air, Inc.                                         Tennessee           100%       03/11/63
     ESI Development, Inc.                                 Tennessee           100%       12/06/84
     ESI Mortgage Development Corporation                  Delaware            100%       04/10/89
     ESI Mortgage Development Corporation II               Delaware            100%       03/24/92
     GOL (Heathrow), Inc.                                  Tennessee           100%       10/27/87
     Hampton Inns, Inc.                                    Delaware            100%       03/23/84
        GOL Texas, Inc.                                    Texas                49%       02/28/89
     Old Town Hotel Corporation                            Delaware            100%       08/17/94
     Harrah's                                              Nevada              100%       01/21/80
        Casino Holding Company                             Delaware            100%       07/28/89
           Harrah's Atlantic City, Inc.                    New Jersey          100%       02/13/79
           Harrah's New Jersey, Inc.                       New Jersey          100%       09/13/78
        Harrah's-Holiday Inns of New Jersey, Inc.          New Jersey          100%       09/19/79
        Harrah's Laughlin, Inc.                            Nevada              100%       07/10/87
        Harrah's Management Company                        Nevada              100%       04/07/83
        Harrah's Pty. Limited                              Australia           100%       04/21/75
        Harrah's Reno Holding Company, Inc.                Nevada              100%       02/23/88




                                               SUBSIDIARIES
                                       THE PROMUS COMPANIES INCORPORATED


                                                      Jurisdiction          Percentage     Date of
                                                             of                 of         Incorpo-
Name                                                  Incorporation         Ownership      ration
- ----                                                  -------------         ---------     ---------

Harrah's Club                                         Nevada              100%            06/07/71
      Harrah South Shore Corporation                  California          100%            10/02/59
      Harrah's of Jamaica, Ltd.                       Jamaica             100%            07/12/85
      Harrah's Alabama Corporation                    Nevada              100%            09/09/93
      Harrah's Arizona Corporation                    Nevada              100%            01/26/93
      Harrah's Arkansas Casino Corporation            Nevada              100%            08/02/94
      Harrah's Arkansas Casino Management             Nevada              100%            08/02/94
             Company
      Harrah's Biloxi Bay, Inc.                       Nevada              100%            01/07/93
      Harrah's California Corporation                 Nevada              100%            02/02/94
      Harrah's California SSR Corporation             Nevada              100%            10/12/94
      Harrah's Casino Saskatchewan Corporation        Nevada              100%            03/12/93
      Harrah's Colorado Investment Corporation        Nevada              100%            06/23/93
      Harrah's Colorado Management Company            Nevada              100%            06/23/93
      Harrah's Colorado Standby Corporation           Nevada              100%            11/10/93
      Harrah's Connecticut Corporation                Nevada              100%            01/25/94
      Harrah's Illinois Corporation                   Nevada              100%            12/18/91
      Harrah's Indiana Investment Corporation         Nevada              100%            09/09/93
      Harrah's Indiana Management Corporation         Nevada              100%            09/09/93
      Harrah's Interactive Entertainment              Nevada              100%            09/21/94
             Company
      Harrah's Interactive Investment Company         Nevada              100%            09/21/94
      Harrah's Kenner Corporation                     Louisiana           100%            01/27/93
      Harrah's Las Vegas, Inc.                        Nevada              100%            03/21/68
      Harrah's Maine Corporation                      Nevada              100%            11/12/93
      Harrah's Maryland Heights Corporation           Nevada              100%            07/30/93
      Harrah's Michigan Corporation                   Nevada              100%            06/15/93
      Harrah's Minnesota Corporation                  Nevada              100%            10/20/92
      Harrah's Mississippi Corporation                Nevada              100%            07/13/92
      Harrah's New Orleans Investment Company         Nevada              100%            05/21/93
      Harrah's New Orleans Management Company         Nevada              100%            05/21/93
      Harrah's New Zealand, Inc.                      Nevada              100%            02/28/92
      Harrah's North Carolina Casino Corporation      North Carolina      100%            12/22/94
      Harrah's Nova Scotia Casino Limited             Nova Scotia         100%            07/25/94
      Harrah's-North Kansas City Corporation          Nevada              100%            02/23/93
      Harrah's Ohio Corporation                       Nevada              100%            11/02/94
      Harrah's Ohio Management Company                Nevada              100%            11/02/94
      Harrah's Pennsylvania Development Co.           Nevada              100%            05/18/94
      Harrah's Pittsburgh Investment Company          Nevada              100%            05/26/94
      Harrah's Pittsburgh Management Company          Nevada              100%            06/08/94
      Harrah's Regina Casino Corporation              Nevada              100%            09/09/94




                                               SUBSIDIARIES
                                       THE PROMUS COMPANIES INCORPORATED


                                                      Jurisdiction          Percentage     Date of
                                                             of                 of         Incorpo-
Name                                                  Incorporation         Ownership      ration
- ----                                                  -------------         ---------     ---------
      Harrah's Shreveport Investment
             Company, Inc.                            Nevada              100%            04/23/92
      Harrah's Shreveport Management
             Company, Inc.                            Nevada              100%            04/23/92
      Harrah's Tunica Corporation                     Nevada              100%            08/10/92
      Harrah's Vicksburg Corporation                  Nevada              100%            07/13/92
      Harrah's Virginia Corporation                   Nevada              100%            12/01/94
      Harrah's Washington Corporation                 Nevada              100%            02/03/94
      Harrah's Wheeling Corporation                   Nevada              100%            04/29/94
      Harrah's Windsor, Inc.                          Canada              100%            06/23/93
      Sodak Gaming, Inc.                              South Dakota       13.8%
      Ziwa Missouri Corporation                       Nevada              100%            10/11/93
Pacific Hotels, Inc.                                  Tennessee           100%            11/03/88
    ATM Hotels Pty Limited**                          Australia           100%            05/25/90
Tennessee Restaurant Company                          Delaware           33.2%            10/31/85


           ** 50% Pacific Hotels, Inc.,  50% Embassy Suites, Inc.










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